ARMOUR RESIDENTIAL REIT, Inc. Company Update December 19, 2013

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. 2

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman. Transparency and Governance ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Residential Management LLC. • Accretive fee structure: effective fee percentage declines as equity increases. • Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised. • Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised. • Current weighted average fee is 1.017% (per annum) of gross equity raised. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 366,610,306 shares of common stock outstanding (NYSE: “ARR”). • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Market capitalization of $1.4 billion of common and $159.5 million of preferred. • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The 2014 monthly common stock dividend rate is $0.05 per month. • Dividend schedule is on the following page. Information as of 12/18/2013. 3

ARMOUR 2014 Monthly Dividend Schedule Month Dividend Holder of Record Date Payment Date Janaury 2014 $0.05 January 15, 2014 January 30, 2014 February 2014 $0.05 February 14, 2014 February 27, 2014 March 2014 $0.05 March 17, 2014 March 28, 2014 April 2014 $0.05 April 15, 2014 April 29, 2014 May 2014 $0.05 May 15, 2014 May 29, 2014 June 2014 $0.05 June 16, 2014 June 27, 2014 July 2014 $0.05 July 15, 2014 July 30, 2014 August 2014 $0.05 August 15, 2014 August 29, 2014 September 2014 $0.05 September 15, 2014 September 29, 2014 October 2014 $0.05 October 15, 2014 October 30, 2014 November 2014 $0.05 November 17, 2014 November 26, 2014 December 2014 $0.05 December 15, 2014 December 30, 2014 4

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 5.73 gross asset duration. • -4.07 hedge duration. • 0.60 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $16.1 billion in derivatives (swaps, swaptions, and futures). • 109.8% of assets hedged with derivatives. • 119.6% of repurchase agreements hedged with derivatives. Hold 40% of unlevered equity in cash between prepayment periods. • $1,140.7 million in total liquidity. • $608.8 million in true cash. • $415.2 million in unlevered securities. • $116.7 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $13.4 billion in REPO borrowings. • 6.2x Q3 2013 shareholders’ equity. Assets Duration Hedging Liquidity Leverage Information as of 12/18/2013. 5

ARMOUR Portfolio Strategy and Investment Methodology  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 900 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography.  Pool Analysis • NO TBA pools – Only specified pools. • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 12/18/2013. 6

ARMOUR Portfolio Composition Information as of 12/18/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. 0-18 150.0$ 60.5% 3.94/4.41 10 19-36 62.9$ 25.3% 4.01/4.37 26 37-48 7.9$ 3.2% 3.81/4.33 44 49-60 21.9$ 8.8% 3.66/4.09 53 61-84 1.2$ 0.5% 5.44/5.77 80 85-120 4.1$ 1.7% 3.82/4.22 94 Total 248.0$ 100.0% 3.93/4.38 21 ARM & Hybrid Securities Months to Reset Current Value (millions) Weighted Average Months to Reset Percentage of ARM & Hybrid Securities Weighted Average Net/Gross Coupon Fixed Rates Maturing in 120 Months or Less 1.6$ 0.0% 5.35/5.92 Fixed Rates Maturing Between 121 and 180 Months 2,766.6$ 19.2% 3.46/3.91 Fixed Rates Maturing Between 181 and 240 Months 4,803.4$ 33.4% 3.53/4.04 Fixed Rates Maturing Between 241 and 300 Months 276.6$ 1.9% 3.52/4.09 Fixed Rates Maturing Between 301 and 360 Months 6,550.0$ 45.5% 3.53/4.00 Total 14,398.1$ 100.0% 3.52/3.52 Fixed Rate Securities Current Value (millions) Percentage of Fixed Rate Securities Weighted Average Net/Gross 7

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. 8

ARMOUR Portfolio and Derivatives Duration Detail Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. Information as of 12/18/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 248.0$ 104.7% 106.0% 3.93/4.38 1.54 Fixed Rates Maturing in 120 Months or Less 1.6$ 105.5% 107.3% 5.35/5.92 2.20 Fixed Rates Maturing Between 121 and 180 Months 2,766.6$ 105.1% 104.5% 3.46/3.91 4.17 Fixed Rates Maturing Between 181 and 240 Months 4,803.4$ 105.5% 102.0% 3.53/4.04 4.99 Fixed Rates Maturing Between 241 and 300 Months 276.6$ 106.3% 99.9% 3.52/4.09 6.29 Fixed Rates Maturing Between 301 and 360 Months 6,550.0$ 105.3% 99.9% 3.53/4.00 7.05 Total or Weighted Average 14,646.1$ 105.3% 101.6% 3.52/4.00 5.73 Agency Asset Class Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Estimated Balance Sheet Duration Amount (millions) Duration Effect on Balance Sheet Agency Assets 14,646.1$ 5.73 Interest Rate Swaps & Eurodollar Futures 10,330.0$ -4.96 Interest Rate Swaptions 5,750.0$ -2.48 Net Balance Sheet Duration 0.60 Amount (millions) Total Hedge % Assets 14,646.1$ 109.8% Repo Balance 13,444.6$ 119.6% 9

ARMOUR Derivatives Detail Active swap/swaption counterparties include: Citibank, N.A., Credit Suisse International, Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A. Information as of 12/18/2013. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 2 245.0$ 1.09 Interest Rate Swap 13-24 Months 17 905.0$ 1.12 Interest Rate Swap 25-36 Months 28 2,925.0$ 1.24 Interest Rate Swap 37-48 Months 43 350.0$ 0.63 Interest Rate Swap 49-60 Months 50 300.0$ 1.00 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 74 300.0$ 1.48 Interest Rate Swap 85-96 Months 0 -$ 0.00 Interest Rate Swap 97-108 Months 103 2,450.0$ 1.47 Interest Rate Swap 109-120 Months 110 2,800.0$ 2.08 Eurodollar Futures 0-21 Months 13 55.0$ 1.97 Total or Weighted Average 69 $ 10,330.0 1.49 Interest Rate Swaptions Underlying Swap Term Weighted Average Remaining Option Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swaptions 60 Months 10 4,000.0$ 2.73 Interest Rate Swaptions 120 Months 7 1,750.0$ 3.16 Total or Weighted Average 9 $ 5,750.0 2.86 10

ARMOUR REPO Composition (1) ARMOUR has signed MRAs with 34 counterparties. (2) These numbers reference the days to next rate reset, although the original maturities of these trades were 1 year. Information as of 12/18/2013. Some totals may not foot due to rounding. 1 J.P. Morgan Securities LLC 1,032.7$ 7.7% 36 54 2 BNP Paribas Securities Corp. 1,012.4$ 7.5% 119 239 3 Merrill Lynch, Pierce, Fenner & Smith Inc. 911.2$ 6.8% 54 89 4 ICBC Financial Services LLC 909.4$ 6.8% 90 104 5 Mitsubishi UFJ Securities (USA), Inc. 813.7$ 6.1% 52 58 6 Barclays Capital Inc. 794.8$ 5.9% 51 57 7 Nomura Securities International, Inc. 760.4$ 5.7% 41 58 8 Citibank, N.A. (2) 700.0$ 5.2% 63 85 9 The Bank of Nova Scotia 647.5$ 4.8% 40 54 10 Credit Suisse Securities (USA) LLC 641.4$ 4.8% 55 64 11 South Street Securities LLC 499.2$ 3.7% 30 30 12 Royal Bank of Canada 464.7$ 3.5% 49 62 13 Daiwa Securities America Inc. 463.8$ 3.4% 57 64 14 RBS Securities Inc. 441.3$ 3.3% 31 50 15 Morgan Stanley & Co. LLC 429.0$ 3.2% 58 58 16 Wells Fargo Bank, N.A. 388.8$ 2.9% 25 28 17 Mizuho Securities USA Inc. 374.9$ 2.8% 80 89 18 Citigroup Global Markets Inc. 347.1$ 2.6% 48 62 19 CRT Capital Group LLC 342.0$ 2.5% 68 68 20 KGS-Alpha Capital Markets, L.P. 309.3$ 2.3% 38 65 21 Natixis Financial Products LLC 286.4$ 2.1% 70 70 22 Deutsche Bank Securities Inc. 265.9$ 2.0% 29 34 23 Pierpont Securities LLC 175.6$ 1.3% 57 62 24 ING Financial Markets LLC 154.9$ 1.2% 16 16 25 Guggenheim Securities, LLC 107.6$ 0.8% 23 30 26 Goldman, Sachs & Co. 104.2$ 0.8% 68 68 27 UBS Securities LLC 66.4$ 0.5% 86 86 Total or Weighted Average 13,444.6$ 100.0% 56 Weighted Average Maturity in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1) Longest Maturity in Days Weighted Average Repo Rate 0.41% Weighted Average Haircut 4.98% Debt to Q3 2013 Shareholders' Equity Ratio 6.2 11

www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340 12